SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  July 25, 2005

                              SYNERGX SYSTEMS INC.
               (Exact Name of Registrant as Specified in Charter)


                   Delaware                   0-17580          11-2941299
       (State or other jurisdiction        (Commission        (IRS Employer
          of incorporation)                 File Number)     Identification No.)

         209 Lafayette Drive, Syosset, New York              11791
       (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code:       (516) 433-4700

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

(d) On July 25, 2005, the Board of Directors, by unanimous consent, elected Harris Epstein to fill the seat vacated by Henry Schnurbach. Mr. Epstein, who meets the definition of independence contained in NASDAQ's Rule 4350 and in SEC Rule 10A-3, was also elected to replace Mr. Schnurbach on the Audit Committee.

     Mr. Epstein has 45 years experience in banking and asset lending and is the founder and President of the Lender Relationship Group. The Lender Relationship Group provides consulting services to the lending community in the areas of due diligence, loan origination, manual preparation and general consulting.

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SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SYNERGX SYSTEMS INC.
Date:    July 25, 2005

                                             By:    /s/ DANIEL S. TAMKIN
                                             Name:  Daniel S. Tamkin
                                             Title: Chief Executive Officer